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                                                                    Exhibit 21.1


                               JDS UNIPHASE CORP.
                            WHOLLY OWNED SUBSIDIARIES
                             UNLESS OTHERWISE NOTED

JDS Uniphase GmbH

(Incorporated in Germany)

Uniphase Limited

(Incorporated in UK)

Uniphase International Limited

(Incorporated in Bermuda)

Uniphase Laser Limited

(Incorporated in UK)

UFP Fiberoptics Limited

(Incorporated in UK)

JDS Uniphase Australia  Ltd

(Incorporated in Australia)

Uniphase Netherlands BV

(Incorporated in Netherlands)

Uniphase International C.V.

(Incorporated in Netherlands)

Uniphase International BV

(Incorporated in Netherlands)

JDS Uniphase UK Holdings Limited

(Incorporated in UK)

JDS Uniphase (Packaging) Limited

(Incorporated in UK)

Sifam Fibre Optics Limited

(Incorporated in UK)

Sifam Ltd.

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(Incorporated in UK)

JDS Uniphase Nova Scotia
(Incorporated in Canada)

JDS Uniphase Singapore

(Incorporated in Singapore)

JDS Uniphase Israel Ltd

(Incorporated in Israel)

Optical Coating Laboratory Eurl

(Incorporated in France)

Optical Coating Laboratory Gmbh

(Incorporated in Germany)

Optical Coating Laboratory B.V.

(Incorporated in Netherlands)

Flex Co., Ltd.

(Incorporated in China)

Optical Coating Laboratory SRL

(Incorporated in Italy)

JDSU Asia K.K.

(Incorporated in Japan)

OCLI Optical Coatings, Limited

(Incorporated in Japan)

JDS Uniphase Canada Ltd

(Incorporated in Canada)

JDS Uniphase Inc. (Canada)

(Incorporated in Canada)

Fujian Casix Laser Inc.

(Incorporated in China)

JDS Uniphase Photonics Inc.

(Incorporated in Canada)

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JDS Uniphase China Holdings

(Incorporated in Mauritius)

JDS Fitel (Barbados) Inc.

(Incorporated in Barbados)

IOT Integrierte Optik Beteiligungs Gmbh

(Incorporated in Germany)

JDS Uniphase Photonics C.V

(Incorporated in Netherlands)

JDS Uniphase Holding Gmbh

(Incorporated in Germany)

IOT Integrierte Optik Gmbh & Co.KG

(Incorporated in Germany)

VitroCom, Inc.

(Incorporated in Canada)

Iridian Spectral Technologies

(Incorporated in Canada)

AFC Technologies Inc.

(Incorporated in Canada)

Oprel Technologies Inc.

(Incorporated in Canada)

Fibx Corporation

(Incorporated in Taiwan)

Fibx Shenzen Wofe (China)

(Incorporated in China)

SMC Kaifa (Holdings) Limited

(Incorporated in British Virgin Islands)

Shunde SMC Kaifi Optics

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(Incorporated in China)

Lundy Tech Co.

(Incorporated in Canada)

E-Tek Electro Photonics Solutions

(Incorporated in Canada)

JDS Uniphase Technology, Ltd(Cayman)

(Incorporated in Cayman)

JDS Uniphase Asia Ltd

(Incorporated in Hong Kong)

SDL Optics, Inc.

(Incorporated in Canada)

SDL (UK) Limited

(Incorporated in UK)

SDL Integrated Optics, Inc

(Incorporated in UK)

Queensgate Instruments Limited

(Incorporated in UK)

IC Optical Systems Limited

(Incorporated in UK)

Q I Research Ltd.

(Incorporated in UK)

Queensgate Instruments, Inc.

(Incorporated in UK)

LOT-Oriel Limited (25% ownership)

(Incorporated in UK)

Epion Japan K.K. (99.5% ownership)

(Incorporated in Japan)

Uniphase Telecommunications Products, Inc.

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(Incorporated in Delaware)

Epitaxx, Inc.

(Incorporated in Delaware)

Cronos Integrated Microsystems

(Incorporated in Delaware)

Uniphase Broadband Products, Inc.

(Incorporated in Florida)

JDS Uniphase Holdings, Inc.

(Incorporated in Delaware)

Opto Electronics, Inc.

(Incorporated in Delaware)

Uniphase Opto Holdings, Inc.

(Incorporated in Delaware)

Uniphase CV GP1, Inc.

(Incorporated in Delaware)

Uniphase CV GP2, Inc.

(Incorporated in Delaware)

JDS U.S. Holdings Inc.

(Incorporated in Delaware)

JDS Lightwave Products Group, Inc.

(Incorporated in Delaware)

Vitrocom, Inc.

(Incorporated in Delaware)

JDS FITEL International, Inc.

(Incorporated in Texas)

Fibercell, Inc.

(Incorporated in Jew Jersey)

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Optical Coating Laboratory, Inc.

(Incorporated in Delaware)

Opkor, Inc

(Incorporated in New York)

Flex Products

(Incorporated in Delaware)

OCLI International Service Corporation

(Incorporated in California)

E-TEK Dynamics, Inc.

(Incorporated in Delaware)

E-TEK Dynamics USA, Inc.

(Incorporated in California)

E-TEK Dynamics Group, Inc.

(Incorporated in Delaware)

U.S.A. Kaifa Technology, Inc.

(Incorporated in California)

FibX, Inc

(Incorporated in Delaware)

Ultrapointe Corporation

(Incorporated in California)

Ramar Corporation

(Incorporated in Massachusetts)

SDL, Inc.

(Incorporated in Delaware)

SDL Laser, Inc.

(Incorporated in California)

SDL International Holdings, Inc.

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(Incorporated in Delaware)

Epion Corporation

(Incorporated in Delaware)

Veritech, Inc

(Incorporated in Delaware)

Queensgate Instruments, Inc.

(Incorporated in Delaware)

Optical Process Automation

(Incorporated in Florida)

SDL FSC, Inc.
(Incorporated in Barbados)

OCLI Foreign Sales Corporation
(Incorporated in Guam)

SDL Piri, Inc.
(Incorporated in Delaware)

E-tek Dynamics International Inc.
(Incorporated in Delaware)

Nanolase, S.A
(Incorporated in France)